Exhibit 10.9

Execution Version

AMENDMENT NO. 3 TO THIRD AMENDED AND RESTATED

CREDIT AND GUARANTY AGREEMENT

THIS AMENDMENT NO. 3 TO THIRD AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amendment”), effective as of May 8, 2020 (the “Effective Date”), is made by and among CIT FINANCE LLC (“Administrative Agent”), each of the financial entities set forth on the signature pages hereto constituting all the Lenders under the Credit Agreement, ADAPTHEALTH LLC, a Delaware limited liability company (“Borrower”), and each of the entities set forth on the signature pages hereto as “Guarantors” (the “Guarantors”).

BACKGROUND STATEMENT

A.            Borrower, Guarantors, Administrative Agent and Lenders are parties to that certain Third Amended and Restated Credit and Guaranty Agreement, dated as of March 20, 2019 (as amended, restated, modified or supplemented, the “Credit Agreement”), pursuant to which the Borrower and Guarantors established certain financing arrangements with Lenders upon the terms and conditions set forth therein. Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

B.            Administrative Agent, Lenders and the Loan Parties wish to amend certain provisions of the Credit Agreement as set forth herein, which shall become effective in accordance with the terms and conditions set forth below.

STATEMENT OF AGREEMENT

The parties hereto, in consideration of the mutual covenants and agreements set forth herein (the receipt and sufficiency of which is hereby acknowledged), agree as follows:

1.            Recitals. This Amendment shall constitute a Loan Document and the Recitals set forth above shall be construed as part of this Amendment as if set forth fully in the body of this Amendment.

2.	Amendments to Credit Agreement.

(a)            Amendment to Permitted Acquisition Definition. The Permitted Acquisition definition of Section 1.01 of the Credit Agreement is hereby amended by deleting the $300,000,000 amount set forth in clause (x) therein and replacing it with $500,000,000.

(b)            Amendment to Section 2.15(a) (Uncommitted Facilities Increase). Section 2.15(a) of the Credit Agreement is hereby amended by (i) deleting the language “subject to the consent of each Lender,” in the second line thereof and (ii) deleting the parenthetical “(as determined by all of the Lenders),” in clause (xii) thereof.

3.              Representations and Warranties; Covenants. Each Loan Party hereby represents and warrants as follows:

(a)             Bringdown. After giving effect to this Amendment, each of the representations and warranties of the Loan Parties contained in the Credit Agreement and in the other Loan Documents is true and correct in all material respects (provided, that if any representation or warranty is by it terms qualified by concepts of materiality, such representation or warranty shall be true and correct in all respects) on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date).

(b)            No Default. No Default or Event of Default has occurred and is continuing under the Credit Agreement or any of the other Loan Documents, each Loan Party is in compliance with all terms and provisions set forth in the Credit Agreement and the other Loan Documents, and each of the conditions set forth in Section 4 of this Amendment has been satisfied.

(c)            Enforceability; Non-Contravention. The execution and delivery by each Loan Party of this Amendment and the performance by it of the transactions herein contemplated (i) are and will be within its powers; (ii) have been authorized by all necessary action; (iii) are not and will not be in contravention of any Loan Party’s Organization Documents; (iv) are not and will not conflict with or result in any breach or contravention of, or the creation of any Lien under, (A) any Contractual Obligation under any Material Contract to which any Loan Party is a party or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Loan Party or the Property of any Loan Party is subject; (v) will not violate any Law; or (vi) will not result in a limitation on any material licenses, permits or other Governmental Approvals applicable to the business, operations or properties of any Loan Party. This Amendment and all allonges, assignments, instruments, documents, and agreements executed and delivered in connection herewith, are and will be valid, binding, and enforceable against Borrower and each other Loan Party in accordance with their respective terms, except as such enforceability may be limited (x) by general principles of equity and conflicts of laws or (y) by bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement, of Administrative Agent’s rights.

(d)            No Conflicts. No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by the Loan Parties of this Amendment.

(e)            No Material Adverse Effect. No Material Adverse Effect has occurred and is continuing, and the Loan Parties know of no event, condition or state of facts since the date of the Credit Agreement that could reasonably be expected to have a Material Adverse Effect.

(f)            Obligations. The execution and delivery of this Amendment does not diminish or reduce the Loan Parties’ obligations under the Loan Documents, except as expressly modified by this Amendment.

(g)            No Claims. The Loan Parties have no claims, counterclaims, offsets or defenses to the Loan Documents and the performance of their obligations thereunder, or if a Loan Party has any such claims, counterclaims, offsets, or defenses arising from events occurring on or before the date hereof, whether known or unknown, to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished and released in consideration of Administrative Agent’s execution and delivery of this Amendment.

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4.              Effectiveness Conditions. This Amendment shall be effective upon completion of the following conditions precedent (all documents to be in form and substance satisfactory to Administrative Agent and Administrative Agent’s counsel):

(a)            Executed counterparts of this Amendment each properly executed by a Responsible Officer of the signing Loan Party and each other Person party thereto; and

(b)            all representations and warranties of the Loan Parties contained herein shall be true, correct and complete in all material respects (provided, that if any representation or warranty is by its terms qualified by concepts of materiality, such representation shall be true and correct in all respects) as of the Effective Date, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date (and each Loan Party’s delivery of its respective signature hereto shall be deemed to be its certification thereof).

5.              Effect of Amendment. From and after the Effective Date, all references to the Credit Agreement set forth in any other Loan Document or other agreement or instrument shall, unless otherwise specifically provided, be references to the Credit Agreement as amended by this Amendment and as may be further amended, modified, restated or supplemented from time to time. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement or of any other Loan Document except as expressly set forth herein. Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

(a)            Ratification of Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Credit Agreement and Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect.

(b)            Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York (without regard to the conflicts of law provisions thereof).

(c)            Waiver of Trial by Jury. EACH OF THE LOAN PARTIES AND ADMINISTRATIVE AGENT, BY ITS EXECUTION OR ACCEPTANCE OF THIS AMENDMENT, REAFFIRMS ITS WAIVER OF THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL.

(d)            Expenses. The Loan Parties agree to pay upon demand all reasonable, documented out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, all reasonable Attorney Costs) in connection with the preparation, negotiation, execution and delivery of this Amendment.

(e)            Third Parties. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(f)            Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

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(g)            Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

(h)            Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

(i)            Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Amendment shall become effective as of the Effective Date upon the execution and delivery of a counterpart hereof by the Loan Parties, Administrative Agent and Lenders, and the satisfaction of the conditions set forth in Section 4 hereof. Signatures of the parties to this Amendment transmitted by facsimile or via other electronic format shall be deemed to be their original signatures for all purposes.

[Signatures on following page.]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ADMINISTRATIVE AGENT	CIT FINANCE LLC, as Administrative Agent

	By:	/s/ Andres Alev
Name: Andres Alev
Title: Director

[Signature page to Amendment No. 3 to Third Amended and Restated Credit and Guaranty Agreement]

LENDERS:	CIT FINANCE LLC, as a Lender

	By:	/s/ Andres Alev
Name: Andres Alev
Title: Director

[Signature page to Amendment No. 3 to Third Amended and Restated Credit and Guaranty Agreement]

LENDERS (CONTINUED):	REGIONS BANK, as a Lender

	By:	/s/ Ned Spitzer
Name:	Ned Spitzer
Title:	Managing Director

[Signature Page to Amendment No . 3 to Third Amended and Restated Credit and Guaranty Agreement]

LENDERS (CONTINUED):	TRUIST BANK (as successor by merger to
SunTrust Bank), as a Lender
	By:	/s/ Anton Brykalin
Name: Anton Brykalin
Title: Vice President

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit and Guaranty Agreement]

LENDERS (CONTINUED):	CITIZENS BANK, N.A., as a Lender

	By:	/s/ Mark Guyeski
	Name:	Mark Guyeski
	Title:	Vice President

[Signature Page to Amendment No.3 to Third Amended and Restated Credit and Guaranty Agreement]

LENDERS (CONTINUED):	PEOPLE’S UNITED BANK, N.A, as a Lender

	By:	/s/ Henry L. Petrillo
Name:	Henry L. Petrillo
Title:	SUP

[Signature Page to Amendment No . 3 to Third Amended and Restated Credit and Guaranty Agreement]

LENDERS (CONTINUED):	FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ John McChesney
Name:	John McChesney
Title:	Director

[Signature Page to Amendment No . 3 to Third Amended and Restated Credit and Guaranty Agreement]

LENDERS (CONTINUED):	JPMORGAN CHASE BANK, N.A., as a Lender

	By:	/s/ Knstina Havbison
Name:	Knstina Havbison
Title:	Authorized signature

[Signature Page to Amendment No . 3 to Third Amended and Restated Credit and Guaranty Agreement]

LENDERS (CONTINUED):	BANKUNITED, N.A., as a Lender

	By:	/s/ Craig Kincade
	Name:	Craig Kincade
	Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit and Guaranty Agreement]

LENDERS (CONTINUED):	FIRST MIDWEST BANK, as a Lender

	By:	/s/ James A. Goody
	Name:	James A. Goody
	Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit and Guaranty Agreement]

LENDERS (CONTINUED):	U.S. BANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Roger Gee
	Name:	Roger Gee
	Title:	Sr. Vice President / MD

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit and Guaranty Agreement]

LENDERS (CONTINUED):	HANCOCK WHITNEY BANK, as a Lender

	By:	/s/ Megan Brearey
	Name:	Megan Brearey
	Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit and Guaranty Agreement]

LENDERS (CONTINUED):	WEBSTER BANK, NATIONAL ASSOCIATION as a Lender

	By:	/s/ Melissa Sauri
	Name:	Melissa Sauri
	Title:	Duly Authorized Signatory

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit and Guaranty Agreement]

LENDERS (CONTINUED):	BANCALLIANCE INC, as a Lender

By: Alliance Partners LLC, its Attorney-in Fact

	By:	/s/ John Gray
	Name:	John Gray
	Title:	Executive Vice President

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit and Guaranty Agreement]

LENDERS (CONTINUED):	WILMINGTON SAVINGS FUND SOCIETY, FSB, as a Lender

	By:	/s/ James A. Gise
	Name:	James A. Gise
	Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit and Guaranty Agreement]

LENDERS (CONTINUED):	CAPSTAR BANK, as a Lender

	By:	/s/ Mark D. Mattson
	Name:	Mark D. Mattson
	Title:	Executive Vice President

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit and Guaranty Agreement]

BORROWER:	ADAPTHEALTH LLC

	By:	/s/ Luke McGee
Name: Luke McGee
Title: Chief Executive Officer

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit and Guaranty Agreement]

GUARANTORS:	ADAPTHEALTH INTERMEDIATE HOLDCO LLC
ADAPTHEALTH - MISSOURI LLC
AIRCARE HOME RESPIRATORY, LLC
AMERICAN ANCILLARIES, INC.
AMERICOAST MARYLAND LLC
ASSOCIATED HEALTHCARE SYSTEMS, INC.
BENNETT MEDICAL SERVICES LLC
BRADEN PARTNERS, L.P.
CHOICE MEDICAL HEALTH CARE, LLC
CLEARVIEW MEDICAL INCORPORATED CPAP SOLUTIONS, LLC
CPAP2ME, INC.
FAMILY HOME MEDICAL SUPPLY LLC
FIRST CHOICE DME LLC
FIRST CHOICE HOME MEDICAL EQUIPMENT, LLC
GOULD’S DISCOUNT MEDICAL, LLC
HALPRIN, INCORPORATED
HEALTH SOLUTIONS LLC
HOME MEDICAL EXPRESS, INC.
HOME MEDISERVICE, LLC
HOMETOWN HOME HEALTH, LLC
LMI DME HOLDINGS LLC

By:	/s/ Luke McGee
Name: Luke McGee
Title: Chief Executive Officer

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit and Guaranty Agreement]

GUARANTORS (CONTINUED):	MED STAR SURGICAL & BREATHING EQUIPMENT INC.
MED WAY MEDICAL, INC.
MEDBRIDGE HOME MEDICAL LLC
MED-EQUIP, INC.
MEDSTAR HOLDINGS LLC
OCEAN HOME HEALTH OF PA LLC
OCEAN HOME HEALTH SUPPLY LLC
OGLES OXYGEN, LLC
ORBIT MEDICAL OF PORTLAND, INC.
PALMETTO OXYGEN, LLC
PPS HME HOLDINGS LLC
PPS HME LLC
ROBERTS HOME MEDICAL, LLC
ROYAL DME LLC
ROYAL MEDICAL SUPPLY INC.
SLEEPEASY THERAPEUTICS, INC.
SOUND OXYGEN SERVICE LLC
TOTAL RESPIRATORY, LLC
TRICOUNTY MEDICAL EQUIPMENT AND SUPPLY, LLC
VERUS HEALTHCARE, INC.
VERUS HEALTHCARE LLC

By:	/s/ Luke McGee
Name: Luke McGee
Title: Chief Executive Officer

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit and Guaranty Agreement]